Prospectus supplement dated September 26, 2014
to the following prospectus(es):
Next Generation Corporate Variable Universal Life, Future Executive VUL, BOA CVUL Future and BAE CVUL Future prospectus dated May 1, 2014
BOA CVUL Future (NLAIC), BOA CVUL (NLAIC), and Newport PCVUL prospectus dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
Effective October 1, 2014, the following underlying mutual funds are added as investment options under the contract. These underlying mutual funds are added to Appendix A: Underlying Mutual Funds.
BlackRock Variable Series Funds, Inc. - BlackRock High Yield V.I. Fund: Class I
Investment Advisor:	BlackRock Advisors, LLC
Investment Sub-advisor:	BlackRock Financial Management, Inc.
Investment Objective:	The Fund seeks to maximize total return, consistent with income generation and prudent investment management.
Janus Aspen Series - Flexible Bond Portfolio: Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Seeks to obtain maximum total return, consistent with preservation of capital.

PROS-0288